UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 19, 2012
(Date of earliest event reported: November 19, 2012)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Revlon, Inc. ("Revlon" or the "Company") makes this filing on a Current Report on Form 8-K as required by the Order Preliminarily Approving Settlement and Providing for Notice (the "Order") granted by the U.S. District Court for the District of Delaware (the "Court") on November 14, 2012 in connection with the proposed settlement (the "Settlement") of the stockholder derivative action captioned Smutek v. Perelman, et al., No. 10-392-GMS (D. Del.) (the "Smutek Action").  As previously disclosed in a Current Report on Form 8-K filed on October 9, 2012, and as further disclosed in Revlon's Quarterly Report on Form 10-Q for the fiscal period ended September 30, 2012, filed with the SEC on October 25, 2012 (the "3Q 2012 Form 10-Q"), the parties to the Smutek Action and various purported class actions have agreed to settle the claims raised in those actions.  The terms of the proposed Settlement are set forth in a Stipulation of Settlement (the "Stipulation"), dated October 8, 2012, which has been filed with the Court.  In addition to being filed with the Court, the Stipulation can be found as Exhibit 10.1 attached to Revlon's 3Q 2012 Form 10-Q.  The Settlement is subject to approval of the Court.

Pursuant to the Order, attached hereto as Exhibit 99.1 is the Notice of Pendency of Derivative Action, Proposed Settlement of Derivative Action, Settlement Hearing and Right to Appear (the "Notice").  The Notice can also be viewed on Revlon's website at www.revlon.com on the Investor Relations page, which can be accessed through the Corporate page, under the heading "Smutek Derivative Action Settlement Notice."

The Stipulation attached as Exhibit 10.1 to Revlon's 3Q 2012 Form 10-Q and the information contained in or accessible through Revlon's website do not constitute part of, and are not incorporated into, this Current Report on Form 8-K.

Any description of the Notice set forth above is qualified in its entirety by the copy of the Notice attached as Exhibit 99.1 to this Current Report on Form 8-K. Any description of the Stipulation set forth above is qualified in its entirety by the copy of the Stipulation filed as Exhibit 10.1 to Revlon's 3Q 2012 Form 10-Q.

Item 9.01.     Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

99.1	Notice of Pendency of Derivative Action, Proposed Settlement of Derivative Action, Settlement Hearing and Right to Appear.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Lauren Goldberg
Lauren Goldberg
Executive Vice President and General Counsel

Date: November 19, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Pendency of Derivative Action, Proposed Settlement of Derivative Action, Settlement Hearing and Right to Appear.